[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

[GRAPHIC OMITTED]
GRAPHIC OF FLAGS OMITTED

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
                          GRAPHIC OF FOUR STARS OMITTED



            MORNINGSTAR RATED(TM) GABELLI GLOBAL OPPORTUNITY 4 STARS
                   OVERALL AND FOR THE THREE-YEAR PERIOD ENDED
                12/31/01 AMONG 1,351 INTERNATIONAL EQUITY FUNDS.





TO OUR SHAREHOLDERS,

      Worldwide, with one exception, equity markets enjoyed a substantial recovery in the final three months of the year. Most markets actually bottomed on September 21, 2001 and had already begun their rebound by the end of the third quarter. The exception was Japan where the market fell to a new low.

      Among the larger developed markets outside the United States, those linked most closely to the Nasdaq Composite Index did best. Markets such as Sweden and her Scandinavian neighbors did well, since those markets have a high exposure to technology. Europe, as measured by the Dow Jones Stoxx Index, rose by 9.11%.

      Japan, as measured by the broadly based Topix Index, declined by 8.4% in dollar terms. In Yen, the index actually managed a small rise of less than 1%. Against the Yen, the dollar surged as Japan has decided to weaken its currency in an attempt to increase their export competitiveness. By the end of December, the Yen was trading at over 131 to the dollar. And since year-end, the Yen has fallen further. Indeed, the dollar appreciated in relation to most currencies both during the quarter and the year. During the quarter, the dollar appreciated by about 4% against the Euro, but by only just over 1% against Sterling. The performance of the dollar is very impressive. Usually, a country with a weakening economy, sharply lower interest rates and a large trade deficit enjoys the competitive advantages of a declining currency. Not so with the dollar. Why? Possibly because currencies move relative to one another and the dollar remains considerably more attractive than the alternatives, namely, the Euro and the Yen. But currencies tend to move in cycles and the dollar is likely to weaken from its current level.

     Emerging markets did best during the quarter. Some of the emerging markets did even better than U.S. technology shares. Korea rose by 44% and Taiwan appreciated by 51% during the quarter. Is there a message in the very high levels of volatility? Generally the higher the volatility or risk, the higher the risk


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. (C)2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF
APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                       Quarter
                                      -------------------------------------------
                                         1st       2nd         3rd          4th         Year
                                         ---       ---         ---          ---         ----
  2001:   Net Asset Value ........... $11.84     $12.24       $9.48       $10.02       $10.02
          Total Return .............. (16.9)%      3.4%      (22.6)%        6.8%       (28.9)%
------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ........... $19.07     $17.77      $17.22       $14.24       $14.24
          Total Return ..............   5.8%      (6.8)%      (3.1)%       (9.4)%      (13.5)%
------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ........... $11.47     $13.00      $13.61       $18.03       $18.03
          Total Return ..............   8.7%      13.3%        4.7%        38.9%        79.2%
------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...........    --      $10.23       $9.69       $10.55       $10.55
          Total Return ..............    --        2.3%(b)    (5.3)%       13.7%        10.1%(b)
------------------------------------------------------------------------------------------------

                    Average Annual Returns (Class AAA Shares)
                    -----------------------------------------
                              December 31, 2001 (a)
                              ---------------------
  1 Year ................................. (28.93)%
  Life of Fund (b) .......................    5.44%

                     Dividend History
---------------------------------------------------------
Payment (ex) Date   Rate Per Share    Reinvestment  Price
-----------------   --------------    -------------------
December 27, 2001      $0.100               $ 9.92
December 27, 2000      $1.334               $14.00
December 27, 1999      $0.850               $17.48
December 28, 1998      $0.450               $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

premium investors will demand to hold equities. In short, if stocks rise and fall like a yo-yo, equity investors will tend to value stocks less highly.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, The Global Opportunity Fund's (the "Fund") Class AAA Shares' net asset value ("NAV") rose 6.76%. The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets and Lipper Global Fund Average rose 9.42% and 10.92% respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 28.93% for 2001. The MSCI World Free Index and Lipper Global Fund Average fell 15.91% and 17.37%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Fund's total return averaged 3.29% annually, versus an average annual decline of 2.82% for the MSCI World Free Index and an average annual total return of 1.00% for the Lipper Global Fund Average. Since inception on May 11, 1998 through December 31, 2001, the Fund had a cumulative total return of 21.30%, which equates to an average annual total return of 5.44%.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI GLOBAL OPPORTUNITY FUND CLASS AAA SHARES,
     THE LIPPER GLOBAL FUND AVERAGE AND THE MORGAN STANLEY WORLD FREE INDEX [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
              Gabelli Global     Lipper Global    Morgan Stanley
             Opportunity Fund    Fund Average    World Free Index
5/11/98         $10,000           $10,000           $10,000
12/31/98         11,009             9,922            10,613
12/31/99         19,729            13,459            14,430
12/31/00         17,068            12,077            11,619
12/31/01         12,130             9,979             9,770
*Past performance is not predictive of future performance.


MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT OBJECTIVE

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Europe            41.0
United States     30.9
Japan             16.9
South Africa       5.0
Asia/Pacific Rim   3.3
Canada             2.9

COMMENTARY

UNITED STATES

      By the end of the year, U.S. short-term interest rates stood at 1.75%. The Federal Reserve Board (the "Fed") has lowered rates an unprecedented eleven times in a twelve-month period. This was a signal to the markets that the monetary authorities remain committed to providing sufficient liquidity to help foster an economic recovery. And the markets reacted positively. Thus far the economic downturn has been fairly shallow. Looking ahead, the expected recovery may therefore be somewhat muted. Inventories have been pared substantially helped by robust auto sales due to the zero percent financing. So it is reasonable to expect a decent inventory swing.

      However, there are some headwinds that may prevent a strong recovery. First, the consumer has continued to spend with little respite and consumer debt levels are still quite high by historic standards. Second, business fixed investment, although depressed, is unlikely to bounce back sharply. Overcapacity in many sectors remains a concern. Although we expect an improvement in corporate profitability, it probably won't be sufficient to spur a major snap back in corporate investments, which tend to be closely correlated to corporate profits. Third, the dollar remains strong. This makes U.S. exports less competitive and foreign manufacturers have been able to gain market share in the U.S. market.

      In general, we believe merger and acquisition activity will accelerate in the year ahead. As is usually the case during recessions and bear markets, deal activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. However, recessions and declining stock markets usually set the stage for accelerating merger and acquisition activity. The reason is simple--there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.

      Advertising-supported media stocks performed quite poorly this year until rallying strongly in the fourth quarter. With the general economic malaise, corporate advertising budgets were shrinking and revenues and earnings for media companies declined sharply. After September 11, everyone expected things to go from bad to worse. Amazingly, thanks to the courageous American consumer, the economy held up remarkably well, and although corporate advertising spending has not yet increased, investors began anticipating better days ahead and taking advantage of outstanding bargains. With the Salt Lake City Winter Olympics and America's patriotic fervor promising good ratings, broadcasters should get a shot in the arm. Also, with partisan politics rearing its ugly head over a fiscal stimulus package and control of the Senate up for grabs, we can expect mid-term election political advertising to be strong. We believe advertising supported earnings will surprise on the upside in the quarters ahead, helping sustain the strong rally we witnessed in the fourth quarter. Also, significant changes in Federal Communications Commission ("FCC") rules and policies have set the stage for another round of consolidation in the media sector.

EUROPE

      Europe has benefited from a weak Euro and this has helped to cushion the effects of the recent downturn. January 1, 2002 saw the introduction of the Euro in its physical form. Clearly this was a major event and its introduction was a technical success. During the next few months the legacy currencies will slowly be phased out. The introduction of the new currency actually resulted in a rounding up of prices, so the consumer price index did move up a little early in the New Year. We expect this to be temporary and inflation is likely to trend down in the coming months. This should provide scope for the European Central Bank, if economic conditions further deteriorate, to lower interest rates from their current level of 3.25%. The

European Central Bank has not been nearly as aggressive as the Fed. Their more conservative approach probably reflects lingering concerns over inflation and the need to build credibility in the market place.

      The New Year also saw the abolition of corporate capital gains tax in Germany. The rate had been fifty percent on capital gains. This reform will enable German companies to sell long held stakes in other companies, many of which are non-strategic. We believe European markets offer good value with the potential for an increase in corporate transactions when confidence improves. We expect an improvement in corporate profits as demand picks up and companies benefit from cost cutting and lower input prices, including energy.

JAPAN

      Japan remains a major disappointment. Their newly elected prime minister, Mr. Koizumi, has been unable or unwilling to introduce any meaningful reforms, despite huge personal popularity. Meanwhile, the economy continues to deflate. Falling prices punish those in debt. The already weak banking system continues to receive body blows on a regular basis in the form of huge corporate bankruptcies. Mycal, a food retailer, recently went bankrupt and its debts were considered performing by its banks up to the day they declared bankruptcy. One solution would be to nationalize the banks, but that would weaken the life insurance industry, since companies in that sector own large equity stakes in many banks.

INVESTMENT SCORECARD

      During the year, the Fund's holdings in the metals and mining sector, namely Harmony Gold Mining, Golf Fields, Antofagasta and Newmont Mining, performed extremely well. Other big winners for 2001 came from a variety of sectors including consumer services (Ticketmaster), aerospace (Lockheed Martin), entertainment (USA Networks) and health care (Sanofi-Synthelabo).

      The Fund's Japanese holdings were hit hard during the year, with Furukawa Electric, Mizuho Holdings, Tokyo Broadcasting and Toshiba Corp. at the bottom of our performance list. Consumer products holdings Christian Dior and Marzotto also performed poorly during 2001.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2001.

ALLIANZ AG (ALVG.F - $236.84 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS in Italy. Allianz controls significant stakes in a number of leading financial companies in Germany, and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes beginning January 2002.

BANK OF IRELAND (BKIR.I - $9.46 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

CRH PLC (CRH.L - $17.66 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

HARMONY GOLD MINING LTD. (HARJ.J - $6.54 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $6.51 - NASDAQ) has graduated from a medium sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

KDDI CORP. (9433.T - $1,869.37 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

NEXTEL COMMUNICATIONS INC. (NXTL - $10.96 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 8 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel offers a set of differentiated wireless products and caters primarily to business customers.

NIKKO CORDIAL CORP. (8603.T - $4.46 - TOKYO STOCK EXCHANGE), formerly Nikko Securities, is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting, and asset management. Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-boarder M&A deals and trading services for institutional investors. Nikko is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

ROCHE HOLDING AG (ROCZG.VX - $71.37 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

USA NETWORKS INC. (USAI - $27.31 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and cable television. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. USA recently announced a deal to purchase the majority of Expedia.com (EXPE - $40.61 - Nasdaq), a travel oriented website, from Microsoft (MSFT - $66.25 - Nasdaq). Moreover, they have announced they will sell their entertainment assets (USA Networks, Sci Fi Channel, Studios) to Vivendi Universal (V - $53.79 - NYSE), leaving the firm to focus on electronic commerce. As media, advertising and direct selling converge, USA stands to be a major player.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                      WHEN
                         ---                      ----
      Special Chats:     Mario J. Gabelli         First Monday of each month
                         Howard Ward              First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          FEBRUARY                             MARCH                             APRIL
                          --------                             -----                             -----
      1st Wednesday       Charles Minter & Martin Weiner       Henry van der Eb                  Susan Bryne
      2nd Wednesday       Ivan Arteaga                         Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday       Tim O'Brien                          Tim O'Brien                       Caesar Bryan
      4th Wednesday       Barbara Marcin                       Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.


      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We continue to focus our attention on leading companies in developed countries outside the United States. Our investments are concentrated in companies with a solid market position, a strong financial position and motivated management. We believe that over the long term investing in excellent companies at a reasonable price is likely to result in superior investment returns. Investor confidence remains fragile in the aftermath of Argentina's default and the Enron collapse, but history tells us that the best opportunities are usually available when confidence is low.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,


     /S/ SIGNATURE                                 /S/ SIGNATURE
     MARC GABELLI                                  CAESAR BRYAN
     Team Portfolio Manager                        Team Portfolio Manager



February 10, 2002


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

  Allianz AG                          Nextel Communications Inc.
  Bank of Ireland                     Nikko Cordial Corp.
  CRH plc                             Roche Holding AG
  Harmony Gold Mining Co. Ltd.        Sanofi-Synthelabo SA
  KDDI Corp.                          USA Networks Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns -- December 31, 2001 (a)
                 -----------------------------------------------

                                 Class AAA Shares     Class A Shares      Class B Shares     Class C Shares
                                 ----------------     --------------      --------------     --------------
  1 Year .......................     (28.93)%           (28.95)%            (29.45)%           (29.00)%
                                                        (33.05)%(c)         (34.01)%(d)        (29.92)%(d)
  3 Year .......................       3.29%              3.29%               2.98%              3.33%
                                                          1.28%(c)            2.12%(d)           3.33%(d)
  Life of Fund (b) .............       5.44%              5.44%               5.18%              5.48%
                                                          3.74%(c)            4.46%(d)           5.48%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                             COST        VALUE
     ------                             ----        ------

              COMMON STOCKS -- 100.9%
              AEROSPACE -- 1.9%
      7,500   Lockheed Martin Corp.  $   184,317  $   350,025
                                     -----------  -----------
              AUTOMOTIVE -- 1.0%
      3,761   General Motors Corp. .     287,061      182,785
                                     -----------  -----------
              BROADCASTING -- 4.2%
     15,000   Mediaset SpA .........     144,234      109,650
      4,000   Nippon Broadcasting
                System Inc. ........     248,956      106,821
      7,750   NRJ Group ............     105,633      144,495
      5,000   RTL Group ............     269,324      196,328
      6,000   Tokyo Broadcasting
                System Inc. ........      88,513       91,103
      7,300   Young Broadcasting
                Inc., Cl. A+ .......     262,800      131,035
                                     -----------  -----------
                                       1,119,460      779,432
                                     -----------  -----------
              BUILDING AND CONSTRUCTION -- 2.3%
     24,125   CRH plc ..............     337,473      425,955
                                     -----------  -----------
              BUSINESS SERVICES -- 2.8%
      3,000   Secom Co. Ltd. .......     270,556      150,618
      7,000   Vivendi Universal
                SA, ADR ............     482,230      376,530
                                     -----------  -----------
                                         752,786      527,148
                                     -----------  -----------
              COMMUNICATIONS EQUIPMENT -- 2.1%
     19,000   Furukawa Electric Co.
                Ltd. ...............     154,139      100,900
      2,000   L-3 Communications
                Holdings Inc.+ .....     170,294      180,000
     14,000   Nortel Networks Corp.      418,660      105,000
                                     -----------  -----------
                                         743,093      385,900
                                     -----------  -----------
              CONSUMER PRODUCTS -- 5.9%
      8,000   Christian Dior SA ....     361,416      245,530
     15,000   Compagnie Financiere
                Richemont AG, Cl. A      286,849      278,717
     27,000   Marzotto SpA .........     184,410      216,842
      2,000   Nintendo Co. Ltd. ....     344,434      350,221
                                     -----------  -----------
                                       1,177,109    1,091,310
                                     -----------  -----------
              CONSUMER SERVICES -- 2.7%
     30,000   Ticketmaster, Cl. B+ .     314,532      491,700
                                     -----------  -----------
              ELECTRONICS -- 5.5%
      1,500   Egide SA+ ............     997,700      109,316
      5,000   Kyocera Corp. ........     657,198      326,187
     12,000   NEC Corp. ............     157,450      122,417
      2,000   Rohm Co. Ltd. ........     445,273      259,576
      2,000   Sony Corp., ADR ......     113,113       90,200
     30,000   Toshiba Corp. ........     152,711      103,006
                                     -----------  -----------
                                       2,523,445    1,010,702
                                     -----------  -----------


                                                    MARKET
     SHARES                             COST        VALUE
     ------                             ----        ------

              ENTERTAINMENT -- 6.1%
     30,000   Liberty Media Corp.,
                Cl. A+ ............. $   502,125  $   420,000
     60,000   Publishing &
                Broadcasting Ltd. ..     329,659      300,990
     15,000   USA Networks Inc.+ ...     339,750      409,650
                                     -----------  -----------
                                       1,171,534    1,130,640
                                     -----------  -----------
              EQUIPMENT AND SUPPLIES -- 1.5%
     19,000   THK Co. Ltd. .........     476,032      277,186
                                     -----------  -----------
              FINANCIAL SERVICES -- 12.0%
      1,750   Allianz AG ...........     655,434      414,471
     50,000   Bank of Ireland ......     309,243      473,235
      8,000   Citigroup Inc. .......     321,095      403,840
      5,000   Invik & Co. AB, Cl. B      359,167      275,985
         35   Mizuho Holdings Inc. .     146,185       71,303
      1,000   Munich Re ............     298,447      271,521
     70,000   Nikko Cordial Corp. ..     657,130      312,452
                                     -----------  -----------
                                       2,746,701    2,222,807
                                     -----------  -----------
              FOOD AND BEVERAGE -- 1.2%
     30,131   Compass Group plc ....     214,725      225,843
                                     -----------  -----------
              HEALTH CARE -- 13.1%
      8,208   GlaxoSmithKline plc ..     245,936      205,830
     13,600   Novartis AG ..........     534,476      491,480
      8,000   Roche Holding AG .....     805,043      570,985
     10,000   Sanofi-Synthelabo SA .     438,858      746,136
      9,000   Takeda Chemical
                Industries Ltd. ....     565,250      407,218
                                     -----------  -----------
                                       2,589,563    2,421,649
                                     -----------  -----------
              METALS AND MINING -- 7.9%
     25,000   Antofagasta
                Holdings plc .......     156,360      191,751
     80,000   Gold Fields Ltd., ADR      347,622      387,200
     10,000   Harmony Gold Mining Co.
                Ltd. ...............      56,555       65,444
     75,000   Harmony Gold Mining Co.
                Ltd., ADR ..........     395,960      488,250
     17,000   Newmont Mining Corp. .     396,100      324,870
                                     -----------  -----------
                                       1,352,597    1,457,515
                                     -----------  -----------
              PUBLISHING -- 1.4%
     20,000   Arnoldo Mondadori
                Editore SpA ........     157,737      126,434
     68,000   Independent News &
                Media plc, Dublin ..     160,733      127,146
      1,477   United Business
                Media plc ..........      20,977       10,318
                                     -----------  -----------
                                         339,447      263,898
                                     -----------  -----------
              REAL ESTATE -- 1.7%
     30,000   Cheung Kong (Holdings)
                Ltd. ...............     374,199      311,624
                                     -----------  -----------



                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                             COST        VALUE
     ------                             ----        ------

              COMMON STOCKS -- (CONTINUED)
              SATELLITE -- 1.5%
     25,000   Societe Europeenne
                Satellites ......... $   408,186  $   272,678
                                     -----------  -----------
              TELECOMMUNICATIONS -- 15.1%
      5,000   ALLTEL Corp. .........     260,254      308,650
     15,000   AT&T Corp. ...........     379,285      272,100
     11,000   BCE Inc. .............     600,675      250,800
     19,500   BT Group plc+ ........     217,302       71,803
     18,180   Citizens Communications
                Co.+ ...............     247,912      193,799
     14,783   Deutsche Telekom
                AG, ADR ............     375,704      249,833
         30   Japan Telecom Co. Ltd.     226,539       89,959
        122   KDDI Corp. ...........     865,872      228,063
         25   Nippon Telegraph &
                Telephone Corp. ....     219,778       81,451
     10,500   Rogers Communications
                Inc., Cl. B, ADR+ ..     170,881      176,400
     12,000   Sprint Corp. -
                FON Group ..........     451,675      240,960
      1,500   Telecom Italia SpA,
                ADR ................     140,318      128,250
     25,000   Telecom Italia SpA, RNC    156,869      133,557
      3,863   Telefonica SA, ADR+ ..     162,505      154,829
      4,500   Verizon Communications     273,319      213,570
                                     -----------  -----------
                                       4,748,888    2,794,024
                                     -----------  -----------
              WIRELESS COMMUNICATIONS -- 11.0%
      9,827   AT&T Wireless Services
                Inc.+ ..............     258,184      141,214
     19,500   mm02 plc+ ............      58,637       24,549
     35,000   Nextel Communications
               Inc., Cl. A+ ........     943,337      383,600
     14,000   Rural Cellular Corp.,
                Cl. A+ .............     587,677      311,500
     12,500   Sprint Corp. -
                PCS Group+ .........     255,561      305,125
      2,300   Telephone & Data
               Systems Inc. ........      86,665      206,425
      5,000   United States Cellular
                Corp.+ .............     313,750      226,250
    163,964   Vodafone Group plc ...     561,851      428,947
                                     -----------  -----------
                                       3,065,662    2,027,610
                                     -----------  -----------
              TOTAL COMMON STOCKS ..  24,926,810   18,650,431
                                     -----------  -----------

              WARRANTS -- 0.1%
              METALS AND MINING -- 0.1%
      6,000   Harmony Gold Mining Co.
                Ltd., ADR,
                expires 06/29/03 ...           0       18,240
                                     -----------  -----------


                                                    MARKET
     SHARES                             COST        VALUE
     ------                             ----        ------

              CORPORATE BONDS -- 0.5%
              TELECOMMUNICATIONS -- 0.5%
   $200,000   Williams Communications Group Inc.,
               10.875%, 10/01/09 ... $    83,915  $    83,000
                                     -----------  -----------
              TOTAL INVESTMENTS --
               101.5% .............. $25,010,725   18,751,671
                                     ===========
              OTHER ASSETS AND
               LIABILITIES (NET)-- (1.5)% ......     (275,075)
                                                  -----------
              NET ASSETS -- 100.0% .............  $18,476,596
                                                  ===========

  --------------
            For Federal tax purposes:
            Aggregate cost .....................  $25,010,725
                                                  ===========
            Gross unrealized appreciation ......  $ 1,573,395
            Gross unrealized depreciation ......   (7,832,449)
                                                  -----------
            Net unrealized
            appreciation/(depreciation) ........  $(6,259,054)
                                                  ===========
  --------------

  + Non-income producing security.
  ADR -American Depositary Receipt
  RNC -Non-Convertible Savings Shares

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      -------     ------------
    Europe .......................   41.0%      $ 7,698,942
    NorthAmerica .................   33.8%        6,330,537
    Japan ........................   16.9%        3,168,684
    SouthAfrica ..................    5.0%          940,894
    Asia/Pacific Rim .............    3.3%          612,614
                                    ------      -----------
                                    100.0%      $18,751,671
                                    ======      ===========



                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $ 25,010,725) ........  $18,751,671
   Dividends, interest and reclaims receivable ......       33,347
   Receivable for investments sold ..................    1,877,919
   Receivable for Fund shares sold ..................          656
   Other assets .....................................        1,140
   Deferred organizational expenses .................       10,627
                                                       -----------
   TOTAL ASSETS .....................................   20,675,360
                                                       -----------
LIABILITIES:
   Payable for Fund shares redeemed .................    1,171,333
   Payable for investment advisory fees .............        4,098
   Payable for distribution fees ....................        4,420
   Payable to custodian .............................      934,139
   Other accrued expenses ...........................       84,774
                                                       -----------
   TOTAL LIABILITIES ................................    2,198,764
                                                       -----------
   NET ASSETS applicable to 1,844,899 shares
     outstanding ....................................  $18,476,596
                                                       ===========
NET ASSETS CONSIST OF:
   Capital stock, at par value ......................        1,845
   Additional paid-in capital .......................   27,868,320
   Accumulated loss on investments
     and foreign currency transactions ..............   (3,134,794)
   Net unrealized depreciation on investments
     and foreign currency transactions ..............   (6,258,775)
                                                       -----------
   TOTAL NET ASSETS .................................  $18,476,596
                                                       ===========
   SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Shares of capital stock outstanding
     ($0.001 par value) .............................    1,839,438
                                                       ===========
   Net Asset Value, offering and
     redemption price per share .....................  $     10.02
                                                          ========
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) .............................        4,487
                                                          ========
   Net Asset Value and redemption
     price per share ................................  $      9.99
                                                          ========
   Maximum offering price per share
     (NAV / 0.9425, based on maximum sales charge
     of 5.75% of the offering price
     at December 31, 2001) ..........................       $10.60
                                                          ========
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) .............................          964
                                                          ========
   Net Asset Value and offering price per share .....       $10.00(a)
                                                          ========
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value) .............................           10
                                                          ========
   Net Asset Value and offering price per share .....       $10.11(a)
                                                          ========
   (a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $ 20,980) .....  $   670,809
   Interest .........................................       25,362
                                                       -----------
   TOTAL INVESTMENT INCOME ..........................      696,171
                                                       -----------
EXPENSES:
   Investment advisory fees .........................      258,640
   Distribution fees ................................       65,021
   Registration fees ................................       45,664
   Shareholder communications expenses ..............       40,291
   Shareholder services fees ........................       34,457
   Custodian fees ...................................       23,383
   Interest expense .................................       22,366
   Legal and audit fees .............................       15,337
   Organizational expenses ..........................        8,001
   Miscellaneous expenses ...........................        3,275
   Directors' fees ..................................          941
                                                       -----------
   TOTAL EXPENSES ...................................      517,376
                                                       -----------
   Expense reimbursement ............................     (106,967)
                                                       -----------
   TOTAL NET EXPENSES ...............................      410,409
                                                       -----------
   NET INVESTMENT INCOME ............................      285,762
                                                       -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
   Net realized loss on investments and
     foreign currency transactions ..................   (3,190,459)
   Net change in unrealized depreciation
     on investments and foreign currency
     transactions ...................................   (5,863,276)
                                                       -----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ..........................   (9,053,735)
                                                       -----------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ......................  $(8,767,973)
                                                       ===========



                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                   YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                -----------------   -----------------
OPERATIONS:
   Net investment income .......................................................  $   285,762         $   637,118
   Net realized gain (loss) on investments and foreign currency transactions ...   (3,190,459)          1,716,357
   Net change in unrealized depreciation on investments and
     foreign currency transactions .............................................   (5,863,276)         (8,034,185)
                                                                                  -----------         -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   (8,767,973)         (5,680,710)
                                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
    Class AAA ..................................................................     (196,108)           (594,924)
    Class A ....................................................................         (578)               (784)
    Class B ....................................................................          (31)                (60)
                                                                                  -----------         -----------
                                                                                     (196,717)           (595,768)
                                                                                  -----------         -----------
   Net realized gain on investments
    Class AAA ..................................................................           --          (1,718,994)
    Class A ....................................................................           --              (2,025)
    Class B ....................................................................           --                (175)
                                                                                  -----------         -----------
                                                                                           --          (1,721,194)
                                                                                  -----------         -----------
   In excess of net realized gain on investments
    Class AAA ..................................................................           --            (385,158)
    Class A ....................................................................           --                (454)
    Class B ....................................................................           --                 (39)
                                                                                  -----------         -----------
                                                                                           --            (385,651)
                                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................     (196,717)         (2,702,613)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ..................................................................   (3,631,096)         12,656,741
    Class A ....................................................................       17,708              59,319
    Class B ....................................................................        8,750               3,800
    Class C ....................................................................      (32,220)            (37,615)
                                                                                  -----------         -----------
    Net increase (decrease) in net assets from capital share transactions ......   (3,636,858)         12,682,245
                                                                                  -----------         -----------
    NET INCREASE (DECREASE) IN NET ASSETS ......................................  (12,601,548)          4,298,922
NET ASSETS:
   Beginning of period .........................................................   31,078,144          26,779,222
                                                                                  -----------         -----------
   End of period ...............................................................  $18,476,596         $31,078,144
                                                                                  ===========         ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2001, there were no repurchase agreements.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated undistributed net investment income for $89,046 and decrease accumulated net realized loss on investments and foreign currency transactions for $55,666, with an offsetting adjustment to additional paid-in capital. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

For the year ended December 31, 2001, the tax character of distributions paid and components of accumulated earnings/(losses) on a tax basis do not materially differ from the historical GAAP basis.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $3,134,794. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. Beginning January 1, 2001 the Fund is obliged to repay the Adviser for a period of two fiscal years following

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. For the year ended December 31, 2001, the Adviser reimbursed the Fund in the amount of $106,967.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $64,382 and $156 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $97 and $386, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $8,065,841 and $11,865,754, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $2,914 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2001, Gabelli & Company, Inc. informed the Fund that it received $330 from investors representing commissions (sales charges and underwriting fees) of Fund shares.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2001.

The average daily amount of borrowings outstanding within the year ended December 31, 2001 was $446,997 with a related weighted average interest rate of 5.81%. The maximum amount borrowed at any time during the year ended December 31, 2001 was $2,031,000.

9. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement. Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were first offered on March 1, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


10. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                               YEAR ENDED                       YEAR ENDED
                                                            DECEMBER 31, 2001                DECEMBER 31, 2000
                                                     -----------------------------     -----------------------------
                                                       SHARES            AMOUNT          SHARES           AMOUNT
                                                     ----------       ------------     ----------      -------------
                                                                CLASS AAA                        CLASS AAA
                                                     -----------------------------     -----------------------------
Shares sold ........................................  3,621,559       $42,846,948       2,783,457      $ 48,928,193
Shares issued upon reinvestment of dividends .......     18,699           184,930         183,091         2,563,181
Shares redeemed .................................... (3,979,504)      (46,662,974)     (2,273,463)      (38,834,633)
                                                     ----------       -----------      ----------      ------------
Net increase (decrease) ............................   (339,246)      $(3,631,096)        693,085      $ 12,656,741
                                                     ==========       ===========      ==========      ============

                                                                 CLASS A                        CLASS A(A)
                                                     -----------------------------     -----------------------------
Shares sold ........................................      3,104       $    40,907           4,535      $     73,506
Shares issued upon reinvestment of dividends .......         58               578             234             3,263
Shares redeemed ....................................     (2,366)          (23,777)         (1,078)          (17,450)
                                                     ----------       -----------      ----------      ------------
Net increase .......................................        796       $    17,708           3,691      $     59,319
                                                     ==========       ===========      ==========      ============

                                                                 CLASS B                        CLASS B(A)
                                                     -----------------------------     -----------------------------
Shares sold ........................................        835       $     9,727             205      $      3,526
Shares issued upon reinvestment of dividends .......          3                30              20               274
Shares redeemed ....................................        (99)           (1,007)             --                --
                                                     ----------       -----------      ----------      ------------
Net increase .......................................        739       $     8,750             225      $      3,800
                                                     ==========       ===========      ==========      ============

                                                                 CLASS C                        CLASS C(A)
                                                     -----------------------------     -----------------------------
Shares sold ........................................     63,401       $   800,100         169,738      $  2,699,882
Shares issued upon reinvestment of dividends .......         --                --              --                --
Shares redeemed ....................................    (63,391)         (832,320)       (169,738)       (2,737,497)
                                                     ----------       -----------      ----------      ------------
Net increase (decrease) ............................         10       $   (32,220)             --      $    (37,615)
                                                     ==========       ===========      ==========      ============

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL OPPORTUNITY FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Opportunity Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Opportunity Fund of Gabelli Global Series Funds, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


New York, New York
February 15, 2002                                        /S/ GRANT THORNTON, LLP

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.10, $0.105 and $0.032 per share for Class AAA, Class A, and Class B, respectively. For the fiscal year ended December 31, 2001, 16.62% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 1.06%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Opportunity Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS (G)
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                 INCOME
                                       FROM INVESTMENT OPERATIONS                                 DISTRIBUTIONS
                                -----------------------------------------   --------------------------------------------------------
                                                   Net                                                                   In Excess
                   Net Asset        Net       Realized and       Total                    In Excess          Net           of Net
  Period            Value,      Investment     Unrealized         from         Net          of Net        Realized        Realized
   Ended           Beginning      Income     Gain (Loss) on    Investment   Investment    Investment       Gain on         Gain on
December 31        of Period      (Loss)      Investments      Operations     Income        Income       Investments    Investments
------------      ----------    ----------   --------------    ----------   ----------    ----------     -----------    ------------
CLASS AAA
   2001             $14.24         $0.13        $(4.25)          $(4.12)      $(0.10)          --              --             --
   2000              18.03          0.26         (2.72)           (2.46)       (0.29)          --          $(0.85)        $(0.19)
   1999              10.55          0.03          8.30             8.33           --           --           (0.82)         (0.03)
   1998(a)           10.00          0.09          0.91             1.00        (0.09)      $(0.06)          (0.30)            --
CLASS A
   2001              14.21          0.13         (4.24)           (4.11)       (0.11)          --              --             --
   2000(b)           19.77          0.27         (4.46)           (4.19)       (0.33)          --           (0.85)         (0.19)
CLASS B
   2001              14.22          0.07         (4.26)           (4.19)       (0.03)          --              --             --
   2000(b)           19.77          0.17         (4.39)           (4.22)       (0.29)          --           (0.85)         (0.19)
CLASS C
   2001(h)           10.15          0.07         (0.11)           (0.04)          --           --              --             --
--------------------------------

[TABLE CONTINUED]

               DISTRIBUTIONS                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               -------------                         -------------------------------------------------------------------------------
                                                                      Net            Operating            Operating
                               Net Asset             Net Assets    Investment       Expenses to          Expenses to
  Period                         Value,                End of     Income (Loss)     Average Net           Average Net      Portfolio
   Ended           Total        End of     Total       Period      to  Average    Assets  Before        Assets  Net of      Turnover
December 31    Distributions    Period     Return+   (in 000's)    Net  Assets    Reimbursement(d)    Reimbursement(e)(f)     Rate
------------   -------------   ---------   -------   ----------   -------------   ----------------    -------------------  ---------
CLASS AAA
   2001           $(0.10)       $10.02      (28.9)%   $18,422        1.11%             2.00%                1.59%               31%
   2000            (1.33)        14.24      (13.5)     31,023        1.50              1.79                 1.50                50
   1999            (0.85)        18.03       79.2      26,779        0.36              1.97                 1.03(e)             49
   1998(a)         (0.45)        10.55       10.1       5,866        1.72(c)           4.77(c)              1.00(c)            127
CLASS A
   2001            (0.11)         9.99       29.0)         45        1.11              2.00                 1.59                31
   2000(b)         (1.37)        14.21      (21.2)         52        1.50(c)           1.79(c)              1.50(c)             50
CLASS B
   2001            (0.03)        10.00      (29.5)         10        0.36              2.75                 2.34                31
   2000(b)         (1.33)        14.22      (21.3)          3        0.75(c)           2.54(c)              2.25(c)             50
CLASS C
   2001(h)            --         10.11      (29.0)        0.1        0.36              2.75                 2.34                31

  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of investment operations on May 11, 1998.
(b) From commencement of offering on March 1, 2000.
(c) Annualized.
(d) During the periods ended December 31, 2000, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(e) The Fund incurred interest expense during the period ended December 31, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25% and 2.25% for Class AAA, Class A, Class B and Class C, respectively.
(f) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets net of reimbursement would have been 1.50% and 1.00%, respectively.
(g) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C shares as the information for this period is not considered meaningful.
(h) From November 23, 2001, the date shares were continuously outstanding.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Opportunity Fund's Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to Gabelli Global Opportunity Fund at One Corporate Center, Rye, NY 10580.

                           TERM OF         NUMBER OF
                          OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF        COMPLEX
    ADDRESS 1                TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE                SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                          HELD BY DIRECTOR
----------------          ---------      -------------      -----------------------                       --------------------

INTERESTED DIRECTORS 3:
--------------------
MARIO J. GABELLI          Since 1993          21      Chairman of the Board and Chief                 Director of Morgan Group
Director, President and                               Executive Officer of Gabelli Asset              Holdings, Inc. (transportation
Chief Investment Officer                              Management Inc. and Chief Investment            services); Vice Chairman of
Age: 59                                               Officer of Gabelli Funds, LLC and               Lynch Corporation
                                                      GAMCO Investors, Inc.; Chairman                 (diversified manufacturing)
                                                      and Chief Executive Officer of Lynch
                                                      Interactive Corporation (multimedia
                                                      and services)

JOHN D. GABELLI           Since 1993           9      Senior Vice President of Gabelli & Company, Inc.              --
Director                                              Director of Gabelli Advisers, Inc.
Age: 57

KARL OTTO POHL            Since 1993          30      Member of the Shareholder Committee of          Director of Gabelli Asset
Director                                              Sal Oppenheim Jr. & Cie (private investment     Management Inc.(investment
Age: 72                                               bank); Former President of the Deutsche         management); Chairman,
                                                      Bundesbank and Chairman of its Central Bank     Incentive Capital and
                                                      Council (1980-1991)                             Incentive Asset Manage-
                                                                                                      ment (Zurich); Director at
                                                                                                      Sal Oppenheim Jr. & Cie,
                                                                                                      Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI            Since 2001           7      Chief Executive Officer of Cerutti              Director of Lynch
Director                                              Consultants, Inc.; Former President and Chief   Corporation
Age: 62                                               Operating Officer of Stella D'oro Biscuit
                                                      Company (through 1992); Adviser, Iona College
                                                      School of Business

ANTHONY J. COLAVITA       Since 1993          32      President and Attorney at Law in the law firm                 --
Director                                              of Anthony J. Colavita, P.C.
Age: 66

ARTHUR V. FERRARA         Since 2001           9      Formerly, Chairman of the Board and Chief       Director of The Guardian
Director                                              Executive Officer of The Guardian Life          Life Insurance Company of
Age: 71                                               Insurance Company of America from               America; Director of The
                                                      January 1993 to December 1995; President,       Guardian Insurance &
                                                      Chief Executive Officer and a Director prior    Annuity Company, Inc.,
                                                      thereto                                         Guardian Investor Services
                                                                                                      Corporation, and 5 mutual
                                                                                                      funds within the Guardian
                                                                                                      Fund Complex

WERNER J. ROEDER, MD      Since 1993          26      Medical Director of Lawrence Hospital and                     --
Director                                              practicing private physician
Age:  61

ANTHONIE C. VAN EKRIS     Since 1993          17      Managing Director of BALMAC International, Inc. Director of Spinnaker
Director                                                                                              Industries, Inc.
Age: 67

THE GABELLI GLOBAL OPPORTUNITY FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                              TERM OF      NUMBER OF
                             OFFICE AND  FUNDS IN FUND
NAME, POSITION(S)             LENGTH OF     COMPLEX
    ADDRESS 1                   TIME      OVERSEEN BY       PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE                   SERVED 2     DIRECTOR         DURING PAST FIVE YEARS                          HELD BY DIRECTOR
----------------             ---------   -------------      -----------------------                       --------------------

OFFICERS:
---------
BRUCE N. ALPERT              Since 1993        --      Executive Vice President and Chief Operating                 --
Vice President and Treasurer                           Officer of Gabelli Funds, LLC since 1988 and
Age: 50                                                an officer of all mutual funds advised by Gabelli
                                                       Funds, LLC and its affiliates.  Director and
                                                       President of Gabelli Advisers, Inc.

JAMES E. MCKEE               Since 1995        --      Vice President, General Counsel and Secretary                --
Secretary                                              of Gabelli Asset Management Inc. since 1999
Age: 38                                                and GAMCO Investors, Inc. since 1993;
                                                       Secretary of all mutual funds advised by
                                                       Gabelli Advisers, Inc. and Gabelli Funds, LLC


1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             GABELLI FAMILY OF FUNDS
VALUE________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE________________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE______________________________
GABELLI SMALL CAP GROWTH FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD) PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GROWTH_______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH____________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation.                     (MULTICLASS) TEAM MANAGED

MICRO-CAP____________________________________
GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                           TEAM MANAGED: MARIO J. GABELLI, CFA, MARC J. GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH

EQUITY INCOME_______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                                  & MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIAL EQUITY_______________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR_______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

MERGER AND ARBITRAGE_________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN___________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH_____________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME_________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET FUND____________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCUATION, ECONOMINC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

              Gabelli Global Series Funds, Inc.
             THE GABELLI GLOBAL OPPORTUNITY FUND
                    One Corporate Center
                  Rye, New York 10580-1422
                        1-800-GABELLI
                      [1-800-422-3554]
                     FAX: 1-914-921-5118
                   HTTP://WWW.GABELLI.COM
                  E-MAIL: INFO@GABELLI.COM
      (Net Asset Value may be obtained daily by calling
               1-800-GABELLI after 6:00 P.M.)


                     BOARD OF DIRECTORS

Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP



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This report is submitted for the general  information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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